Rule 497(e)
                     File Nos. 333-01153
                           and 811-07549


                         THE SCHWAB VARIABLE ANNUITY(R)

                 ISSUED BY FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                        VARIABLE ANNUITY-1 SERIES ACCOUNT

                    Supplement dated December 30, 1998 to the
                   Prospectus for The Schwab Variable Annuity
                                dated May 1, 1998


On December 30, 1998, pursuant to an order issued by the Securities and Exchange Commission all assets remaining in the Montgomery Variable Series: International Small Cap Fund (the "Montgomery International Fund") were transferred to the American Century VP International Fund (the "American Century Fund"). The Montgomery International Fund ceases to be offered through The Schwab Variable Annuity.

The American Century Fund is described in the Prospectus for The Schwab Variable Annuity and in the American Century Fund Prospectus, which accompanies The Schwab Variable Annuity Prospectus.

Contract owners affected by this substitution will be permitted to make one transfer of all amounts in the American Century Fund Investment Division without incurring any charges and, so long as the transfer is made within 30 days of the effective date of the substitution, it will not be counted as one of the twelve free transfers permitted in a calendar year .

This supplement should be retained with The Schwab Variable Annuity Prospectus for future reference.